Restructuring and other costs	12 Months Ended
Dec. 31, 2020
Restructuring and other costs
Restructuring and other costs

11.   Restructuring and other costs

(a)    Details of restructuring and other costs

We incur charges primarily related to business acquisition transaction and integration expense, which could vary from year to year depending on the volume, nature and complexity of the transaction in each fiscal year. We also, from time to time, incur costs associated with streamlining out operations.

Restructuring and other costs are presented in the consolidated statements of income and other comprehensive income as set out in the following table:

	Restructuring (b)			Other (c)			Total
Years Ended December 31 (millions)	2020	2019	2018	2020	2019	2018	2020	2019	2018
Goods and services purchased	$—	$3.0	$0.1	$55.5	$2.8	$0.5	$55.5	$5.8	$0.6
Employee benefits expense	3.2	0.3	3.1	—	—	—	3.2	0.3	3.1
	$3.2	$3.3	$3.2	$55.5	$2.8	$0.5	$58.7	$6.1	$3.7

(b)    Restructuring costs

Restructuring costs pertain both to employee-related restructuring activities as well as incremental efficiency initiatives, including rationalization of real estate, which is recognized in Goods and services purchased on the statement of comprehensive income. In 2020, restructuring activities focused largely on employee-related activities, which were intended to improve our long-term operating productivity and competitiveness.

(c)    Other

Other includes business acquisition transaction costs and integration expenditures that would have been considered neither restructuring costs nor part of the fair value of the net assets acquired have been included here.

During the year ended December 31, 2020, we incurred transaction costs, including advisor and legal fees in connection with the acquisition of Lionbridge AI and Competence Call Center (CCC) (Note 13(c)).